UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 17, 2015

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City
Shouguang City, Shandong, 262700, P.R. China

(Address of principal executive offices and zip code)

+86 (536) 567-0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 5, 2015, Gulf Resources, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition, through a wholly-owned subsidiary, of Shouguang City Rongyuan Chemical Co, Ltd. (“SCRC”). This amendment to the Initial 8-K is being filed by the Company for the purpose of including the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of SCRC, as of December 31, 2014 and 2013, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company, reflecting the acquisition of SCRC, are filed as Exhibit 99.2 and are incorporated herein by reference

(d) Exhibits

Exhibit Number	Description
10.1	Lock-Up Agreement, dated February 4, 2015 (previously filed)
23.1	Consent of Morison Cogen LLP, Independent Registered Public Accounting Firm
99.1	Press Release dated February 4, 2015 (previously filed)
99.2	Audited financial statements of SCRC, as of as of December 31, 2014 and 2013.
99.2	Unaudited pro forma consolidated financial statements of Gulf Resources, Inc., reflecting the acquisition of SCRC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: April 17, 2015